Exhibit (h)(1)

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AMENDMENT NO. 21 DATED SEPTEMBER 8, 2014 TO THE PROSHARES TRUST MANAGEMENT

SERVICES AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST AND

PROSHARE ADVISORS LLC

SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

As of September 8, 2014

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[1]
ProShares Ultra S&P500	0.10%
ProShares Ultra MidCap400	0.10%
ProShares Ultra Dow30	0.10%
ProShares Ultra QQQ	0.10%
ProShares Ultra Russell1000 Value	0.10%
ProShares Ultra Russell1000 Growth	0.10%
ProShares Ultra Russell MidCap Value	0.10%
ProShares Ultra Russell MidCap Growth	0.10%
ProShares Ultra Russell2000 Value	0.10%
ProShares Ultra Russell2000 Growth	0.10%
ProShares Ultra Basic Materials	0.10%
ProShares Ultra Consumer Goods	0.10%
ProShares Ultra Consumer Services	0.10%
ProShares Ultra Financials	0.10%
ProShares Ultra Health Care	0.10%
ProShares Ultra Industrials	0.10%
ProShares Ultra Oil & Gas	0.10%
ProShares Ultra Real Estate	0.10%
ProShares Ultra Semiconductors	0.10%
ProShares Ultra Technology	0.10%
ProShares Ultra Telecommunications	0.10%
ProShares Ultra Utilities	0.10%
ProShares Ultra Russell2000	0.10%
ProShares Ultra SmallCap600	0.10%
ProShares Ultra MSCI Japan	0.10%
ProShares Ultra MSCI Emerging Markets	0.10%
ProShares Ultra MSCI EAFE	0.10%
ProShares Ultra NASDAQ Biotechnology	0.10%
ProShares Ultra FTSE China 25[2]	0.10%
ProShares Ultra 7-10 Year Treasury	0.10%
ProShares Ultra 20+ Year Treasury	0.10%
ProShares Ultra High Yield	0.10%
ProShares Ultra Investment Grade Corporate	0.10%
ProShares Ultra Russell3000	0.10%
ProShares Ultra MSCI Pacific ex-Japan	0.10%
ProShares Ultra FTSE Europe	0.10%
ProShares Ultra MSCI Brazil Capped	0.10%
ProShares Ultra MSCI Mexico Capped IMI	0.10%
ProShares Ultra KBW Regional Banking	0.10%

[1]	All fees are computed daily and paid monthly
[2]	On September 22, 2014, the Fund will be renamed “ProShares Ultra FTSE China 50”.

Exhibit (h)(1)

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NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)
ProShares Short S&P500	0.10%
ProShares Short MidCap400	0.10%
ProShares Short Dow30	0.10%
ProShares Short QQQ	0.10%
ProShares Short Russell2000	0.10%
ProShares Short SmallCap600	0.10%
ProShares Short Basic Materials	0.10%
ProShares Short Financials	0.10%
ProShares Short Oil & Gas	0.10%
ProShares Short Real Estate	0.10%
ProShares Short MSCI Emerging Markets	0.10%
ProShares Short MSCI EAFE	0.10%
ProShares Short 7-10 Year Treasury	0.10%
ProShares Short 20+ Year Treasury	0.10%
ProShares Short High Yield	0.10%
ProShares Short Investment Grade Corporate	0.10%
ProShares Short KBW Regional Banking	0.10%
ProShares Short 30 Year TIPS/TSY Spread	0.10%
ProShares Short FTSE China 25[3]	0.10%
ProShares UltraShort S&P500	0.10%
ProShares UltraShort MidCap400	0.10%
ProShares UltraShort Dow30	0.10%
ProShares UltraShort QQQ	0.10%
ProShares UltraShort Russell2000	0.10%
ProShares UltraShort SmallCap600	0.10%
ProShares UltraShort Russell1000 Value	0.10%
ProShares UltraShort Russell1000 Growth	0.10%
ProShares UltraShort Russell MidCap Value	0.10%
ProShares UltraShort Russell MidCap Growth	0.10%
ProShares UltraShort Russell2000 Value	0.10%
ProShares UltraShort Russell2000 Growth	0.10%
ProShares UltraShort Basic Materials	0.10%
ProShares UltraShort Consumer Goods	0.10%
ProShares UltraShort Consumer Services	0.10%
ProShares UltraShort Financials	0.10%
ProShares UltraShort Health Care	0.10%
ProShares UltraShort Industrials	0.10%
ProShares UltraShort Oil & Gas	0.10%
ProShares UltraShort Real Estate	0.10%
ProShares UltraShort Semiconductors	0.10%
ProShares UltraShort Technology	0.10%
ProShares UltraShort Telecommunications	0.10%
ProShares UltraShort Utilities	0.10%
ProShares UltraShort MSCI Japan	0.10%
ProShares UltraShort MSCI Emerging Markets	0.10%
ProShares UltraShort MSCI EAFE	0.10%
ProShares UltraShort NASDAQ Biotechnology	0.10%
ProShares UltraShort FTSE China 25[4]	0.10%
ProShares UltraShort 3-7 Year Treasury	0.10%
ProShares UltraShort 7-10 Year Treasury	0.10%
ProShares UltraShort 20+ Year Treasury	0.10%

[3]	On September 22, 2014, the Fund will be renamed “ProShares Short FTSE China 50”.
[4]	On September 22, 2014, the Fund will be renamed “ProShares UltraShort FTSE China 50”.

Exhibit (h)(1)

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NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)
ProShares UltraShort TIPS	0.10%
ProShares UltraShort Russell3000	0.10%
ProShares UltraShort MSCI Pacific ex-Japan	0.10%
ProShares UltraShort FTSE Europe	0.10%
ProShares UltraShort MSCI Brazil Capped	0.10%
ProShares UltraShort MSCI Mexico Capped IMI	0.10%
ProShares UltraPro S&P500	0.10%
ProShares UltraPro QQQ	0.10%
ProShares UltraPro Dow30	0.10%
ProShares UltraPro Russell2000	0.10%
ProShares UltraPro MidCap 400	0.10%
ProShares UltraPro 10 Year TIPS/TSY Spread	0.10%
ProShares UltraPro Financials	0.10%
ProShares UltraPro Short S&P500	0.10%
ProShares UltraPro Short QQQ	0.10%
ProShares UltraPro Short Dow30	0.10%
ProShares UltraPro Short Russell2000	0.10%
ProShares UltraPro Short MidCap400	0.10%
ProShares UltraPro Short 20+ Year Treasury	0.10%
ProShares UltraPro Short 10 Year TIPS/TSY Spread	0.10%
ProShares UltraPro Short Financials	0.10%
ProShares Large Cap Core Plus	0.10%
ProShares RAFI Long/Short	0.10%
ProShares Hedge Replication ETF	0.10%
ProShares Merger ETF	0.10%
ProShares 30 Year TIPS/TSY Spread	0.10%
ProShares German Sovereign/Sub-Sovereign ETF	0.10%
ProShares USD Covered Bond	0.10%
ProShares Global Listed Private Equity ETF	0.10%
ProShares High Yield–Interest Rate Hedged	0.10%
ProShares DJ Brookfield Global Infrastructure ETF	0.10%
ProShares S&P 500 Dividend Aristocrats ETF	0.10%
ProShares Investment Grade–Interest Rate Hedged	0.10%
ProShares Short Term USD Emerging Markets Bond ETF	0.10%
ProShares USD Emerging Markets Bond–Interest Rate Hedged	0.10%
ProShares MSCI Emerging Markets Dividend Growers ETF	0.10%
ProShares MSCI EAFE Dividend Growers ETF	0.10%
ProShares MSCI Europe Dividend Growers ETF	0.10%
ProShares CDS North American HY Credit ETF	0.10%
ProShares CDS Short North American HY Credit ETF	0.10%
ProShares CDS North American IG Credit ETF	0.10%
ProShares CDS Short North American IG Credit ETF	0.10%
ProShares CDS European HY Credit ETF	0.10%
ProShares CDS Short European HY Credit ETF	0.10%
ProShares CDS European IG Credit ETF	0.10%
ProShares CDS Short European IG Credit ETF	0.10%
[REDACTED]	[REDACTED ]%

Exhibit (h)(1)

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PROSHARE ADVISORS LLC, a Maryland limited liability company		PROSHARES TRUST, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Todd B. Johnson
	Michael L. Sapir Chief Executive Officer		Todd B. Johnson President